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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

LaBRANCHE & CO INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15251 (Commission File Number)	13-4064735 (I.R.S. Employer Identification No.)
One Exchange Plaza, New York, New York, 10006 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 425-1144

Not Applicable
Former name or former address, if changed since last report

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Business Acquired.

    None.

  (b)
  Pro Forma Financial Information.

    None.

  (c)
  Exhibits

    99.1    Press Release issued by LaBranche & Co Inc. dated April 15, 2003.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12, "Disclosure of Results of Operations and Financial Condition").

        On April 15, 2003, LaBranche & Co Inc. issued a press release announcing its financial results for the first quarter of 2003 and announcing the declaration of a cash dividend in the amount of $0.08 per share. The information set forth in the press release issued by LaBranche & Co Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference. This information is being furnished under Item 12, "Disclosure of Results of Operations and Financial Condition."

Limitation on Incorporation by Reference

        In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

All other Items of this report are inapplicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABRANCHE & CO INC.
DATE: APRIL 15, 2003	By:	/s/ HARVEY S. TRAISON Name: Harvey S. Traison Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by LaBranche & Co Inc. dated April 15, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12, "Disclosure of Results of Operations and Financial Condition").
SIGNATURES
EXHIBIT INDEX